Business Updates and Initiatives 1 Q3 FY23 © 2023 CHS Inc. Public 1

2© 2023 CHS Inc. Public Welcome 2

© 2023 CHS Inc. Public 3 Forward-Looking Statements This document and other CHS Inc. publicly available documents contain, and CHS officers and representatives may from time to time make, "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and similar references to future periods. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on CHS current beliefs, expectations and assumptions regarding the future of its businesses, financial condition and results of operations, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of CHS control. CHS actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not place undue reliance on any of these forward-looking statements. Important factors that could cause CHS actual results and financial condition to differ materially from those indicated in the forward-looking statements are discussed or identified in CHS filings made with the U.S. Securities and Exchange Commission, including in the "Risk Factors" discussion in Item 1A of CHS Annual Report on Form 10-K for the fiscal year ended August 31, 2022, as supplemented by the "Risk Factors" discussion in our Quarterly Report on Form 10-Q for the quarter ended February 28, 2023. These factors may include: changes in commodity prices; the impact of government policies, mandates, regulations and trade agreements; global and regional political, economic, legal and other risks of doing business globally; the ongoing war between Russia and Ukraine; the impact of inflation; the impact of epidemics, pandemics, outbreaks of disease and other adverse public health developments, including COVID- 19; the impact of market acceptance of alternatives to refined petroleum products; consolidation among our suppliers and customers; nonperformance by contractual counterparties; changes in federal income tax laws or our tax status; the impact of compliance or noncompliance with applicable laws and regulations; the impact of any governmental investigations; the impact of environmental liabilities and litigation; actual or perceived quality, safety or health risks associated with our products; the impact of seasonality; the effectiveness of our risk management strategies; business interruptions, casualty losses and supply chain issues; the impact of workforce factors; our funding needs and financing sources; financial institutions’ and other capital sources’ policies concerning energy-related businesses; uncertainty regarding the transition away from LIBOR and the replacement of LIBOR with an alternative reference rate; technological improvements that decrease the demand for our agronomy and energy products; our ability to complete, integrate and benefit from acquisitions, strategic alliances, joint ventures, divestitures and other nonordinary course-of-business events; security breaches or other disruptions to our information technology systems or assets; the impact of our environmental, social and governance practices, including failures or delays in achieving our strategies or expectations related to climate change or other environmental matters; the impairment of long-lived assets; the impact of bank failures; and other factors affecting our businesses generally. Any forward-looking statements made by CHS in this document are based only on information currently available to CHS and speak only as of the date on which the statement is made. CHS undertakes no obligation to update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise except as required by applicable law. Before we get started, please take a moment to review this slide, which has important information for our time together. Some of the business and financial topics we discuss may be considered forward-looking statements under United States securities laws. It’s important to understand that actual events and results could differ from our comments today. 3

Financial report 4© 2023 CHS Inc. Public 4

5© 2023 CHS Inc. Internal CHS net income (Year to date fiscal year 2023; Sept. 1, 2022 - May 31, 2023) ($ in thousands) 2023 2022 Change Energy $ 860,411 $ 243,262 $ 617,149 Ag 439,248 615,294 (176,046) Nitrogen Production 234,869 429,052 (194,183) Corporate & Other 154,084 48,619 105,465 Pretax Income 1,688,612 1,336,227 352,385 Income Tax Expense 66,305 89,143 (22,838) Noncontrolling Interests (111) (451) 340 Net Income $ 1,622,418 $ 1,247,535 $ 374,883 For the first nine months of fiscal year 2023, which ended May 31, 2023, CHS reported net income of $1.6 billion and revenues of $36.1 billion, compared to net income of $1.2 billion and revenues of $34.4 billion recorded during the same period of fiscal year 2022. Energy Pretax earnings of $860.4 million represent a positive year-over-year change of $617.1 million and reflect higher margins in our refined fuels and propane businesses, partially offset by planned and unplanned maintenance at our refineries as well as higher prices for renewable energy credits. Ag Pretax earnings of $439.2 million were a year-over-year decrease of $176.0 million. This was primarily due to global market conditions and less favorable pricing for agronomy products and ethanol, partially offset by increased margins in our oilseed processing and grain and oilseed product categories. Nitrogen Production Pretax earnings of $234.9 million were a $194.2 million decrease versus the same period the prior year due to lower equity income from CF Nitrogen attributed to decreased market prices of urea and UAN caused by global supply and demand factors. Corporate and Other Pretax earnings of $154.1 million represent a $105.5 million increase versus the prior year period and reflect improved equity income from our Ventura Foods joint venture and increased interest income due to higher interest rates. Income tax expense was $66.3 million, a reduction of $22.8 million over the same period in the previous fiscal year. 5

CHS Board of Directors initiatives 6© 2023 CHS Inc. Public 6

7© 2023 CHS Inc. Public Voting procedures In the Board’s continuous efforts to ensure all owners have a voice in CHS governance, we are confirming and enhancing voting procedures at the 2023 CHS Annual Meeting. 7

© 2023 CHS Inc. Public Absentee voting for members who can’t attend in person Enhanced voting options so absentee members can vote online on procedural actions pertaining to the proposed bylaws amendments Exact text of proposed amendments to allow time for review chsinc.com/equity Your voice matters: Our commitment to member-owners We are using the same longstanding and transparent procedures we have always used for governance actions: • As is our historical practice, the exact text of the proposed bylaws amendments will be sent out to members in the October notice that will be mailed in advance of the annual meeting. Additionally, the exact text of the proposed bylaws amendments is available on our website at chsinc.com/equity. • As we always do, we will offer absentee voting for members who cannot be at the annual meeting in person to cast their votes. • Beginning in 2023, we will enhance those options by giving absentee members a way to cast ballots online during the annual meeting on any procedural actions pertaining to the proposed bylaws amendments brought forward during the meeting. The CHS Board is committed to ensuring members have the opportunity to study the proposed amendments they are being asked to vote on and have the ability to participate in governance whether they attend the annual meeting in person, cast an absentee vote or participate in live online voting. 8

Voting procedures CHS intends to follow longstanding practice related to bylaws amendments: • Exact text of proposed amendments included in October annual meeting notice and available now: o Director representation amendments: chsinc.com/amendments o Equity management amendments: chsinc.com/equity • Absentee ballots available for all members not able to attend annual meeting in person • Per Minnesota cooperative law, bylaws amendments from the floor are not permitted; however, procedural motions are permitted during voting on bylaws amendments 9© 2023 CHS Inc. Public For the 2023 CHS Annual Meeting, CHS intends to follow longstanding practice related to amendments to the CHS Bylaws. These steps will be taken: • Exact text of the proposed amendments will be included in October annual meeting notice • The text was made available online at chsinc.com earlier this year and you can find it now through these web pages: • Director representation amendments: chsinc.com/amendments • Equity management amendments: chsinc.com/equity • Absentee ballots will be available for all members unable to attend the annual meeting in person. • Per Minnesota cooperative law, bylaws amendments from the floor are not permitted; however, procedural motions are permitted during voting on bylaws amendments. 9

Enhancements to voting procedures Direct Vote Live • For members not attending annual meeting in person, but who can livestream the general session business meeting • Allows voting on procedural motions • Must opt in before the meeting in order to vote on those procedural matters • Instructions will be provided with annual meeting notice in October Ranked choice voting • Ranked choice absentee ballots used for Director elections in regions with more than two candidates 10© 2023 CHS Inc. Public This year for the first time, a new process called Direct Vote Live will be available to voting delegates. • Delegates can vote by mail before the meeting and – if they opt in to Direct Vote Live – will have the ability to vote on any new resolutions or amended resolutions during the annual meeting general session business meeting. • This will allow voting on any procedural motions made during voting on the bylaws amendments. • The general session will be livestreamed so delegates can follow discussion. • Instructions will be provided with the official annual meeting notice sent in October. In regions with more than two candidates for an open Director position, we will use ranked choice voting. • This will allow absentee voters to fully participate in voting for open Director positions whereby votes cast before the meeting will continue to help decide an election if multiple ballots are required to reach a final decision. • Instructions will be provided with the official annual meeting notice sent in October. 10

11© 2023 CHS Inc. Public Director representation One set of CHS Bylaws amendments that will be brought to owners for a vote at the 2023 CHS Annual Meeting relates to makeup of the CHS Board of Directors and representation by region. 11

Total votes across all 8 regions are divided by 17 directors to determine votes per Director seat CHS Bylaws set the number of Directors per region Each year, the number of Directors in a region is compared against the region’s total votes divided by votes per Director seat 12 Director representation formula Company Confidential, for CHS Board purposes only Sales votes: One vote per $10,000 average annual business last 3 years Equity votes: One vote per $1,000 equity issued by CHS © 2023 CHS Inc. Public Total votes include all votes based on sales and equity as determined by the voting formula contained in the CHS Bylaws: • Sales votes: One vote for each $10,000 of the average annual business transacted with CHS during the last three fiscal years • Equity votes: One vote for each $1,000 of equity issued by CHS as a patronage refund and standing on the books of CHS in the name of each voting member 12

13© 2023 CHS Inc. Public 1 1 1 2 3 3 2 4 CHS Director regions and number of Directors per region as set by CHS Bylaws 13

14© 2023 CHS Inc. Public Offsetting reduction will occur in Region 1 through Director retirement Bylaws amendment to be presented at 2023 CHS Annual Meeting Region 7 (Iowa and southeast U.S.) has maintained the 0.85 threshold to attain a second Director for three years Implementation to occur at 2024 CHS Annual Meeting 14

© 2023 CHS Inc. Public Equity management 15 • Earning equity for the business you do with CHS is a key differentiator for a cooperative. • CHS has been committed to the cooperative model and is proud to have returned $3.1 billion dollars to cooperative owners in the past 10 years, including the recent announcement of $1 billion being returned to owners in 2023. • And while we have much to be proud of, our equity management program also has some challenges. • The CHS Board of Directors has worked with internal and external experts to evaluate the situation, identify the challenges and develop a potential solution for strengthening our equity management program. • Many of you have already participated in equity management listening sessions in June 2022, in sessions at the 2022 CHS Annual Meeting last December or at the Cooperative Leadership Conference in January. • We have been collecting your feedback for the past year. The Board heard and reviewed that feedback as we determined a path forward, which we will bring to CHS owners for a vote at the 2023 CHS Annual Meeting in December. • We have revised the proposal in recognition of owner feedback and we believe the final proposal helps address the challenge and balances the range of input we received from CHS owners. 15

© 2023 CHS Inc. Public Financial projections disclaimer The pro forma information set forth in this presentation is a forward-looking statement and should be read together with our historical financial statements and public filings with the Securities and Exchange Commission, including the risk factors and cautionary statements in our public filings. The pro forma information is for illustrative and exemplary purposes only. Given that this information is developed with a number of assumptions, in the view of our management, it is reasonable based on our currently available estimates and judgments, but should not be considered as a prediction of what the actual financial position or other results of operations of CHS would have necessarily been had the changes to the CHS Bylaws presented in this presentation been completed at, or for, the periods stated. Attendees are cautioned that such pro forma information contained in this presentation should not be used for any purposes other than for which it is being disclosed. 16 • Please also review this disclaimer for our conversation today. 16

A strong balance sheet Long-term growth The best interests of CHS and owners CHS Board priorities when making annual equity decisions © 2023 CHS Inc. Public 17 • Each year, the CHS Board makes decisions on the amount of cash patronage and equity redeemed. • These decisions are made based on some key criteria: • How much the company can afford • What’s in the best interests of both CHS and our owners based on the business outlook • Maintaining a strong balance sheet • Strengthening our ability to pursue long-term growth 17

Equity management: Sustainability concerns 1 CHS is issuing equity faster than it can redeem equity 2 CHS Board has too few tools available to make effective annual equity decisions; more flexibility is needed 3 Preferred stock dividend treatment results in the issuance of increased equity © 2023 CHS Inc. Public 18 • The main concern is that CHS is issuing allocated equity faster than it can redeem that equity. • The second concern is that the CHS Board has few tools and too little flexibility to enable us to manage equity in a way that will serve the best interests of our owners and the company. • Finally, CHS Bylaws prohibit CHS from reducing earnings by the amount of preferred stock dividends in the calculation of patronage. This increases the amount of equity issued. 18

Allocated equity $5.4 billion Owner equity $7.4 billion Unallocated equity $2.0 billion © 2023 CHS Inc. Public 19 • Here’s a look at the current equity situation: • At the end of fiscal year 2022, CHS had approximately $7.4 billion in owner equity. • Of that total, $5.4 billion was allocated equity – in other words, it was assigned to specific owners. • The company had about $2 billion on unallocated equity – this is owner equity that has not been issued to specific owners (i.e., it doesn’t have a name on it). Helpful definitions • Allocated equity is equity that has been issued and assigned to an owner through patronage. • Unallocated equity is owner equity that has not been issued. This can also be referred to as the capital reserve. • Both allocated and unallocated equity are forms of owner equity. 19

Allocated equity is growing faster than it can be redeemed in t ho us an ds © 2023 CHS Inc. Public $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 F Y 99 F Y 00 F Y 01 F Y 02 F Y 03 F Y 04 F Y 05 F Y 06 F Y 07 F Y 08 F Y 09 F Y 10 F Y 11 F Y 12 F Y 13 F Y 14 F Y 15 F Y 16 F Y 17 F Y 18 F Y 19 F Y 20 F Y 21 F Y 22 Allocated Equity $5.4 billion 20 Current Redemption Point • This chart shows net allocated equity by year from fiscal year 1999 to today. • In the last 15 years, the volume of allocated equity has tripled – and it’s more than five times the equity held in 1999. • As you can see, allocated equity grew every year – even during times when CHS had strong earnings and returned a significant amount of cash to our owners. • If we continue managing equity in this manner, it will likely mean the CHS equity program has less value to owners over time, since it will take many more years to redeem equity.

© 2023 CHS Inc. Public $0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 FY 0 0 FY 0 1 FY 0 2 FY 0 3 FY 0 4 FY 0 5 FY 0 6 FY 0 7 FY 0 8 FY 0 9 FY 1 0 FY 1 1 FY 1 2 FY 1 3 FY 1 4 FY 1 5 FY 1 6 FY 1 7 FY 1 8 FY 1 9 FY 2 0 FY 2 1 FY 2 2 FY 2 3 in  t h o u sa n d s Allocated Equity Issued Allocated Equity Redeemed Current state: Regardless of earnings, equity issued > equity redeemed *Expected for FY23 * 21 • Now let’s look at individual years and a comparison over time. • This graph shows allocated equity issued in green and redeemed equity in blue. • You can see that the volume of allocated equity issued has been more than the equity redeemed every year. • Regardless of whether earnings were strong or weak – we issued more equity than we redeemed. • CHS intends to redeem a record $500 million in equity this year. Even with that expected distribution, CHS will still issue more equity than it redeems in 2023.

Unallocated Equity As a Percent of Total Member EquityCHS has a lower percentag f unallocated equity than nearly every co-op evaluated % Unallocated Equity/Total Member Equity Average 65% Median 66% CHS 28% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Percent Unallocated Equity/Total Member Equity © 2023 CHS Inc. Public 36 Cooperatives Across CHS Trade Area 2222 • The research and analysis we have done includes benchmarking against other cooperative organizations. • This graph shows information from 36 cooperatives across the CHS trade area, including regional cooperatives. • We determined each co-op’s ratio of unallocated equity to total member equity. • As you can see, at 28%, CHS holds a smaller percentage of unallocated equity than all but one cooperative in this comparison. • And our ratio is much lower than the average of the other 35 cooperatives: 65%. 22

Equity management: Proposed solution Amend CHS Bylaws to allow equity holdback from 0% to 35% • Give CHS Board flexibility to make equity decisions based on market conditions • This would not change the amount of cash generated by CHS Amend CHS Bylaws to allow reduction of earnings by preferred stock dividends when calculating patronage • Preferred stock has many similar attributes to debt • We propose treating dividends like interest when calculating patronage • This would not change the amount of cash generated by CHS © 2023 CHS Inc. Public 23 I . li 23 • The first part of the proposed bylaws changes would give the Board more flexibility in the amount of equity held back. We propose allowing the Board to hold back up to 35% instead of the current Bylaws limitation of holding back up to 10%. The Board would need to decide the holdback amount each year within a range of zero to 35%. • You may be aware of an original proposal to allow a holdback of zero to 45%. The CHS Board unanimously agreed to instead propose to amend the bylaws to provide flexibility for a holdback of zero to 35%. • This change was a direct result of feedback provided by some owners who said they would be more comfortable with a lower maximum holdback percentage. • The Board believes a holdback of zero to 35% helps address the equity challenges and balances the range of input we received from CHS owners. • The second part of the potential bylaws change would be to allow earnings to be reduced by the amount of preferred stock dividends paid prior to calculating patronage (similar to how interest is treated). • These potential changes would not impact the amount of cash the company generates or returns to owners in a given year. • And these changes would not affect current equity. • Current allocated equity would not be redeemed any faster or slower based on these proposed changes. • The changes would only impact future equity issued. • While these proposed changes would not affect equity already on the CHS balance sheet, your Board believes these adjustments are important if we are to help maintain an equity management program that is beneficial for future generations of this cooperative system. 23

Why can’t we earn our way out of this challenge? © 2023 CHS Inc. Public 24 • Higher earnings lead to more equity being issued, which compounds the current situation. • For example, fiscal year 2022 had record earnings and record equity redemptions, and yet allocated equity still grew. 24

© 2023 CHS Inc. Public 25 $0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 FY 0 0 FY 0 1 FY 0 2 FY 0 3 FY 0 4 FY 0 5 FY 0 6 FY 0 7 FY 0 8 FY 0 9 FY 1 0 FY 1 1 FY 1 2 FY 1 3 FY 1 4 FY 1 5 FY 1 6 FY 1 7 FY 1 8 FY 1 9 FY 2 0 FY 2 1 FY 2 2 FY 2 3 in  t h o u sa n d s Allocated Equity Issued Allocated Equity Redeemed Current state: Regardless of earnings, equity issued always exceeded equity redeemed *Expected for FY23 * 25 • Returning to this graph shows us again that regardless of earnings for the year, with the current limitations on how we can manage equity, more equity is issued than can be redeemed. • Continuing with these limitations means the volume of equity will continue to grow and it will take longer for owners to receive their redeemed equity. 25

Why not only change how preferred stock dividends are treated and leave holdback as is? © 2023 CHS Inc. Public 26 • We have been asked about the value of taking action on how preferred stock dividends are treated, but leaving the holdback portion of the CHS Bylaws as they are – with a maximum of 10% holdback. 26

$0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 FY 0 0 FY 0 1 FY 0 2 FY 0 3 FY 0 4 FY 0 5 FY 0 6 FY 0 7 FY 0 8 FY 0 9 FY 1 0 FY 1 1 FY 1 2 FY 1 3 FY 1 4 FY 1 5 FY 1 6 FY 1 7 FY 1 8 FY 1 9 FY 2 0 FY 2 1 FY 2 2 FY 2 3 in  t h o u sa n d s Allocated Equity Issued ‐ Actual Allocated Equity Issued ‐ Hypothetical Allocated Equity Redeemed ‐ Actual 27 Hypothetical scenario: 10% holdback and patronage income reduced by preferred stock dividend © 2023 CHS Inc. Public • Using the chart showing actual allocated equity and the current total of $5.4 billion, let’s look at how that amount would have been affected if we had changed how we handle preferred stock dividends in fiscal year 1999. • In this scenario, if we had removed preferred stock dividends from earnings from 1999 – all other things being equal and using the current holdback limit of up to 10% -- the allocated equity amount now would be about $4.5 billion. • That’s an improvement, but not a significant enough change to meet our needs for building a sustainable equity program for the future. We need to address the holdback, too, to make a real difference.

How did you arrive at up to 35% for holdback? © 2023 CHS Inc. Public 2828 • We consulted capital structure experts who confirmed the Board needs as much flexibility as possible in determining the holdback percentage each year. • The Board is seeking flexibility to make the right decision on the percentage to hold back each year. • Many of our member cooperatives have unlimited flexibility (up to 100%) or have enough nonpatronage business to allow for a balance between allocated and unallocated member equity. • Initially, the Board had proposed allowing a holdback of zero to 45% each year. • We talked with CHS owners and listened to their feedback on that initial proposal. • In consideration of owner input, the Board revised its proposal to allow a holdback of zero to 35% each year. • This change was a unanimous decision by the Board and will be brought to owners for a vote at the 2023 CHS Annual Meeting in December. • The percentage – zero to 35% – will be determined each year based on the specific circumstances of that year and the Board’s view on what is in the best interests of CHS and its members at that time. • The key point here is the flexibility to manage the equity program. 28

$0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 FY 0 0 FY 0 1 FY 0 2 FY 0 3 FY 0 4 FY 0 5 FY 0 6 FY 0 7 FY 0 8 FY 0 9 FY 1 0 FY 1 1 FY 1 2 FY 1 3 FY 1 4 FY 1 5 FY 1 6 FY 1 7 FY 1 8 FY 1 9 FY 2 0 FY 2 1 FY 2 2 FY 2 3 in  t h o u sa n d s Allocated Equity Issued ‐ Actual Allocated Equity Issued ‐ Hypothetical Allocated Equity Redeemed ‐ Actual Hypothetical scenario: 25% holdback and patronage income reduced by preferred stock dividend 29© 2023 CHS Inc. Public • This chart compares actual allocated equity, allocated equity assuming a 25% holdback and changing how we treat preferred stock dividends, and actual equity redeemed • If the Board had held back 25% each year since 1999 and had the ability to reduce earnings before taxes EBT by the value of preferred stock dividends, there still would have been years when equity issued far exceeded equity redeemed. • It’s also important to remember that these scenarios have us starting at a $1 billion allocated equity balance. Our actual allocated equity balance today is $5.4 billion. So, while this scenario shows what could have been, we are starting off at a completely different point. • Again, these proposed bylaws amendments give the Board the tools to select the holdback percentage, between 0% and 35%, that is best for CHS and owners each year. In this scenario, allocated equity had a balance of $2.5 billion at the end of FY22 versus the actual equity balance of $5.4 billion.

$0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 FY 0 0 FY 0 1 FY 0 2 FY 0 3 FY 0 4 FY 0 5 FY 0 6 FY 0 7 FY 0 8 FY 0 9 FY 1 0 FY 1 1 FY 1 2 FY 1 3 FY 1 4 FY 1 5 FY 1 6 FY 1 7 FY 1 8 FY 1 9 FY 2 0 FY 2 1 FY 2 2 FY 2 3 in  t h o u sa n d s Allocated Equity Issued ‐ Actual Allocated Equity Issued ‐ Hypothetical Allocated Equity Redeemed ‐ Actual 30 Hypothetical scenario: 35% holdback and patronage income reduced by preferred stock dividend © 2023 CHS Inc. Public • This chart compares actual allocated equity, a 35% holdback and changing how we treat preferred stock dividends, and actual equity redeemed. • You can see how this scenario has a greater impact on allocated equity vs equity redeemed. • While allowing a zero to 35% holdback provides the Board with less flexibility than a higher percentage would allow, it does provide more flexibility for the Board than it has today with the current 10% maximum holdback allowed by CHS Bylaws. • The Board believes a holdback of zero to 35% helps address the challenge and balances the range of input we received from CHS owners. In this scenario, allocated equity would have had a balance of $1.6 billion at the end of FY22 versus the actual equity balance of $5.4 billion.

Does a change in the holdback percentage affect available cash? © 2023 CHS Inc. Public 31 • We understand cash returns are important to our members. • That’s why it’s critical for you to know that changing the holdback percentage does not generate any more or less cash. • The cash generated by CHS stays the same, regardless of the holdback percentage. • We have a capital-intensive business, with significant maintenance expenditures to maintain our assets and growth investments to ensure we stay competitive and relevant for our members. • Therefore, higher earnings do not always translate into more cash available. • Here’s how CHS uses cash and makes cash return decisions: • After paying business expenses, CHS has three key areas that use the remainder of its cash: • Repairs and maintenance with a focus on safety and keeping our assets in good condition. • Reinvesting in the business for future generations. • Returning money to you, our owners. • With a finite amount of cash each year, it’s important to balance all these needs thoughtfully. 31

$0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 FY 0 0 FY 0 1 FY 0 2 FY 0 3 FY 0 4 FY 0 5 FY 0 6 FY 0 7 FY 0 8 FY 0 9 FY 1 0 FY 1 1 FY 1 2 FY 1 3 FY 1 4 FY 1 5 FY 1 6 FY 1 7 FY 1 8 FY 1 9 FY 2 0 FY 2 1 FY 2 2 FY 2 3 in  t h o u sa n d s Allocated Equity Issued ‐ Actual Allocated Equity Issued ‐ Hypothetical Allocated Equity Redeemed ‐ Actual 32 Hypothetical scenario: 35% holdback and patronage income reduced by preferred stock dividend © 2023 CHS Inc. Public • Now, let’s go back to the 35% scenario we just reviewed in the previous question and look more closely at how the 35% holdback and preferred stock reduction would not impact cash.

33 Holdback and preferred stock reduction would not impact cash patronage and equity redemptions 10% holdback (actual) 35% holdback + preferred stock reduction (hypothetical) ($ in millions) Allocated equity $474 $233 Unallocated equity $254 $495 Total $728 $728 Allocated Equity $474 $233 Cash patronage $90 $90 Equity redemptions $96 $96 Total $186 $186 © 2023 CHS Inc. Public • Changes in the holdback percentage has no impact on cash available. • Changing the holdback percentage would only impact where equity sit on the balance sheet, either in allocated (named) equity or unallocated (unnamed) equity. • In this example, we applied the proposed bylaws changes to fiscal year 2020 results – using a 35% holdback and changes to preferred stock treatment – and considered how the changes would have affected cash patronage and equity redemptions paid that year, compared with actual distributions. • As you can see, there was no change in the amount of cash that would have been available and subsequently paid to owners • The impact of the bylaw change can be seen in the movement of equity from allocated equity to unallocated equity – there is no impact on cash available or cash paid (For a more detailed look at how equities appear on the CHS balance sheet and the impact of cash patronage and equity issued and redeemed on Total Equities, see appendix.) 33

© 2023 CHS Inc. Public While the amount of equity stays the same, inflation would erode its value over longer redemption periods The time to redeem equity would increase over time, and may eventually grow to many decades What does no change mean for CHS and its owners? CHS may be less attractive to capital and liquidity providers over time, limiting ability to grow and serve owners 34 34

Find additional information about the bylaws amendments at chsinc.com/equity © 2023 CHS Inc. Public 35 • We want you to know exactly what we are considering for the proposed CHS Bylaws amendments. • Find the suggested amendments – and other information on this topic – at chsinc.com/equity. 35

Discussion © 2023 CHS Inc. Public 36 36

© 2023 CHS Inc. Public That’s cooperative spirit in action Thank you for your comments and interest in equity management 37 Thank you for your engagement in the governance of our cooperative. Your comments and interest in equity management have helped identify a proposed solution. That’s the idea – owners working together to identify the best solution. 37

Mark your calendar 38© 2023 CHS Inc. Public 2023 CHS Annual Meeting Dec. 7-8, Minneapolis, Minn. 2023 CHS New Leaders Forum Dec. 5-6, Minneapolis, Minn. 38

39© 2023 CHS Inc. Public Thank you for your business 39

40© 2023 CHS Inc. Public 40